LONG-TERM DEBT	9 Months Ended
Sep. 30, 2013
Debt Disclosure [Abstract]
LONG-TERM DEBT

6. LONG-TERM DEBT

	September 30, 2013	December 31, 2012
Amended Term Loan Facility: 2011 Term Loan due 2017, net of discounts (a)	$669.8	$780.9
Amended Revolving Credit Facility (c)	—	—
5 3/4% Senior Notes due 2021 (b)	500.0	—
9 3/4% Senior Secured Notes due 2015, net of discounts (b)	—	328.0
Contributed Loan portion of the Amended and Restated Senior Subordinated Term Loan due 2013 (d)	48.6	48.6
Non-Contributed Loan Portion of the Amended and Restated Senior Subordinated Term Loan due 2014 (d)	58.4	58.4

	1,276.8	1,215.9
Less current portion (a)	—	(21.5)
Less current portion of long-term debt - affiliates (d)	(48.6)	(48.6)

	1,228.2	1,145.8

(a)

In February 2013, Products Corporation consummated an amendment (the “February 2013 Term Loan Amendments”) to its third amended and restated term loan agreement dated as of May 19, 2011 (as amended, the “2011 Term Loan Agreement” or the “2011 Term Loan Facility”) for its 6.5-year term loan due November 19, 2017 (the “2011 Term Loan”). Refer to “Recent Debt Transactions – Term Loan Amendments - (i) February 2013 Term Loan Amendments” below for further discussion.

Additionally, in connection with the Colomer Acquisition, in August 2013, Products Corporation consummated further amendments (the “August 2013 Term Loan Amendments”) to its 2011 Term Loan Agreement (as amended by the August 2013 Term Loan Amendments and the Incremental Amendment (as hereinafter defined), the “Amended Term Loan Agreement” or the “Amended Term Loan Facility”). Refer to “Recent Debt Transactions – Term Loan Amendments—(ii) August 2013 Term Loan Amendments and (iii) Incremental Amendment” below for further discussion.

(b)

On February 8, 2013, Products Corporation issued $500.0 million aggregate principal amount of 5 3/4% Senior Notes due February 15, 2021 (the “5 3/4% Senior Notes”) to investors at par. Products Corporation used $491.2 million of net proceeds (net of underwriters’ fees) from the issuance of the 5 3/4% Senior Notes to repay or redeem all of the $330 million outstanding aggregate principal amount of its 9 3/4% Senior Secured Notes due November 2015 (the “9 3/4% Senior Secured Notes”), as well as to pay an aggregate of $27.9 million for the applicable redemption and tender offer premiums, accrued interest and related fees and expenses. Products Corporation used a portion of the remaining proceeds, together with existing cash, to pay approximately $113.0 million of principal on its 2011 Term Loan in conjunction with the February 2013 Term Loan Amendments. Products Corporation used the remaining balance available from the issuance of the 5 3/4% Senior Notes for general corporate purposes, including, without limitation, debt reduction transactions, such as repaying to Revlon, Inc. at maturity on October 8, 2013 the Contributed Loan (as defined below). Refer to “Recent Debt Transactions – 2013 Senior Notes Refinancing” below for further discussion.

(c)

In connection with the Colomer Acquisition, in August 2013, Products Corporation consummated an amendment (the “August 2013 Revolver Amendment”) to its third amended and restated revolving credit agreement dated June 16, 2011 (as amended, the “Amended Revolving Credit Agreement”). Refer to “Recent Debt Transactions – Amended Revolving Credit Facility” below for further discussion.

(d)

For detail regarding Products Corporation’s Amended and Restated Senior Subordinated Term Loan (the “Amended and Restated Senior Subordinated Term Loan”), consisting of (i) the $58.4 million principal amount which remains owing from Products Corporation to various third parties (the “Non-Contributed Loan”), which matures on October 8, 2014, and (ii) the $48.6 million principal amount which, at September 30, 2013 was due from Products Corporation to Revlon, Inc. (the “Contributed Loan”), and which Products Corporation repaid to Revlon, Inc. at maturity on October 8, 2013, see Note 10, “Long-Term Debt,” to the Consolidated Financial Statements in the Company’s 2012 Form 10-K.

Recent Debt Transactions

Term Loan and Revolving Credit Facility Amendments

(i) February 2013 Term Loan Amendments

On February 21, 2013, Products Corporation consummated the February 2013 Term Loan Amendments, among Products Corporation, as borrower, a syndicate of lenders and Citicorp, USA, Inc. (“CUSA”), as administrative agent and collateral agent.

Pursuant to the February 2013 Term Loan Amendments, Products Corporation reduced the total aggregate principal amount outstanding under the 2011 Term Loan from $788.0 million to $675.0 million, using a portion of the proceeds from Products Corporation’s issuance of its 5 3/4% Senior Notes (see “2013 Senior Notes Refinancing” below), together with cash on hand. The February 2013 Term Loan Amendments also reduced the interest rates on the 2011 Term Loan such that Eurodollar Loans bear interest at the Eurodollar Rate plus 3.00% per annum, with the Eurodollar Rate not to be less than 1.00% (compared to 3.50% and 1.25%, respectively, prior to the February 2013 Term Loan Amendments), while Alternate Base Rate loans bear interest at the Alternate Base Rate plus 2.00%, with the Alternate Base Rate not to be less than 2.00% (compared to 2.50% and 2.25%, respectively, prior to the February 2013 Term Loan Amendments) (and as each such term is defined in the 2011 Term Loan Agreement).

Pursuant to the February 2013 Term Loan Amendments, Products Corporation, under certain circumstances, also has the right to request the 2011 Term Loan be increased by up to the greater of (i) $300 million and (ii) an amount such that Products Corporation’s First Lien Secured Leverage Ratio (as defined in the 2011 Term Loan Agreement) does not exceed 3.50:1.00 (compared to $300 million prior to the February 2013 Term Loan Amendments), provided that the lenders are not committed to provide any such increase.

For the nine months ended September 30, 2013, the Company incurred approximately $1.2 million of fees and expenses in connection with the February 2013 Term Loan Amendments, of which, $0.2 million was capitalized. The Company expensed the remaining $1.0 million of fees and expenses and wrote-off $1.5 million of unamortized debt discount and deferred financing costs. These amounts, totaling $2.5 million, were recognized within loss on early extinguishment of debt in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the nine months ended September 30, 2013.

(ii) August 2013 Term Loan Amendments

On August 19, 2013, in connection with the Colomer Acquisition, Products Corporation consummated the August 2013 Term Loan Amendments to its 2011 Term Loan Agreement, which permit, among other things: (i) Products Corporation’s consummation of the Colomer Acquisition; and (ii) Products Corporation’s incurring up to $700 million of term loans to use as a source of funds to consummate the Colomer Acquisition and pay related fees and expenses. See Note 14, “Subsequent Events—Colomer Acquisition.”

For the three and nine months ended September 30, 2013, the Company incurred approximately $1.9 million of fees and expenses in connection with the August 2013 Term Loan Amendments. The Company capitalized $1.7 million of fees and expenses, which are being amortized over the remaining life of the 2011 Term Loan using the effective interest method. The remaining $0.2 million of fees and expenses were expensed as incurred.

(iii) Incremental Amendment

On August 19, 2013, in connection with the Colomer Acquisition, Products Corporation entered into an incremental amendment (the “Incremental Amendment”) resulting in the Amended Term Loan Agreement with Citibank, N.A., JPMorgan Chase Bank, N.A., Bank of America, N.A, Credit Suisse AG, Cayman Islands Branch, Wells Fargo Bank, N.A. and Deutsche Bank AG New York Branch (collectively, the “Initial Acquisition Lenders”) and Citicorp USA, Inc. as administrative agent and collateral agent pursuant to which the Initial Acquisition Lenders committed to provide up to $700 million of term loans under the Amended Term Loan Agreement (the “Acquisition Term Loans”), which were used as a source of funds to consummate the Colomer Acquisition. See Note 14, “Subsequent Events—Colomer Acquisition.”

For the three and nine months ended, September 30, 2013, the Company incurred approximately $1.7 million of fees and expenses in connection with the Acquisition Term Loans. Such fees were capitalized and will be amortized over the life of the Acquisition Term Loans using the effective interest method beginning on the Closing Date.

(iv) Amended Revolving Credit Facility

On August 14, 2013, in connection with the Colomer Acquisition, Products Corporation consummated the August 2013 Revolver Amendment to the $140.0 million asset-backed, multi-currency revolving credit facility (the “Amended Revolving Credit Facility”) to permit, among other things: (a) Products Corporation’s consummation of the Colomer Acquisition; and (b) Products Corporation’s incurring up to $700 million of the Acquisition Term Loans that Products Corporation used as a source of funds to consummate the Colomer Acquisition. Additionally, the August 2013 Revolver Amendment (1) reduced Products Corporation’s interest rate spread over the LIBOR rate applicable to Eurodollar Loans under the facility from a range, based on availability, of 2.00% to 2.50%, to a range of 1.50% to 2.00%; (2) reduced the commitment fee on unused availability under the facility from 0.375% to 0.25%; and (3) extended the maturity of the facility, which was previously scheduled to mature in June 2016, to the earlier of (i) August 2018 or (ii) the date that is 90 days prior to the earliest maturity date of any term loans then outstanding under Products Corporation’s bank term loan agreements, but not earlier than June 2016.

For the three and nine months ended September 30, 2013, the Company incurred approximately $0.4 million of fees and expenses in connection with the August 2013 Revolver Amendment, which were capitalized and are being amortized over the life of the Amended Revolving Credit Facility using the effective interest method.

The following is a summary description of the Amended Revolving Credit Facility and the Amended Term Loan Facility. Unless otherwise indicated, capitalized terms have the meanings given to them in the Amended Revolving Credit Agreement and/or the Amended Term Loan Agreement, as applicable. Investors should refer to the Amended Revolving Credit Agreement and/or the Amended Term Loan Agreement for complete terms and conditions, as these summary descriptions are subject to a number of qualifications and exceptions.

Amended Revolving Credit Facility

Availability under the Amended Revolving Credit Facility varies based on a borrowing base that is determined by the value of eligible accounts receivable and eligible inventory in the U.S. and the U.K. and eligible real property and equipment in the U.S. from time to time.

In each case subject to borrowing base availability, the Amended Revolving Credit Facility is available to:

(i) Products Corporation in revolving credit loans denominated in U.S. Dollars;

(ii) Products Corporation in swing line loans denominated in U.S. Dollars up to $30.0 million;

(iii) Products Corporation in standby and commercial letters of credit denominated in U.S. Dollars and other currencies up to $60.0 million; and

(iv) Products Corporation and certain of its international subsidiaries designated from time to time in revolving credit loans and bankers’ acceptances denominated in U.S. Dollars and other currencies.

If the value of the eligible assets is not sufficient to support the $140.0 million borrowing base under the Amended Revolving Credit Facility, Products Corporation will not have full access to the Amended Revolving Credit Facility. Products Corporation’s ability to borrow under the Amended Revolving Credit Facility is also conditioned upon the satisfaction of certain conditions precedent and Products Corporation’s compliance with other covenants in the Amended Revolving Credit Agreement.

As a result of the August 2013 Revolver Amendment, under the Amended Revolving Credit Facility, borrowings (other than loans in foreign currencies) bear interest, if made as Eurodollar Loans, at the Eurodollar Rate plus the applicable margin set forth in the grid below and, if made as Alternate Base Rate Loans, at the Alternate Base Rate plus the applicable margin set forth in the grid below.

Excess Availability	Alternate Base Rate Loans	Eurodollar Loans, Eurocurrency Loan or Local Rate Loans
Greater than or equal to $92,000,000	0.50%	1.50%
Less than $92,000,000 but greater than or equal to $46,000,000	0.75%	1.75%
Less than $46,000,000	1.00%	2.00%

Local Loans bear interest, if mutually acceptable to Products Corporation and the relevant foreign lenders, at the Local Rate, and otherwise (i) if in foreign currencies or in U.S. Dollars at the Eurodollar Rate or the Eurocurrency Rate plus the applicable margin set forth in the grid above or (ii) if in U.S. Dollars at the Alternate Base Rate plus the applicable margin set forth in the grid above.

Prior to the termination date of the Amended Revolving Credit Facility, revolving loans are required to be prepaid (without any permanent reduction in commitment) with:

(i) the net cash proceeds from sales of Revolving Credit First Lien Collateral by Products Corporation or any of Products Corporation’s subsidiary guarantors (other than dispositions in the ordinary course of business and certain other exceptions); and

(ii) the net proceeds from the issuance by Products Corporation or any of its subsidiaries of certain additional debt, to the extent there remains any such proceeds after satisfying Products Corporation’s repayment obligations under the Amended Term Loan Facility.

As a result of the August 2013 Revolver Amendment, Products Corporation pays to the lenders under the Amended Revolving Credit Facility a commitment fee of 0.25% of the average daily unused portion of the Amended Revolving Credit Facility, which fee is payable quarterly in arrears. Under the Amended Revolving Credit Facility, Products Corporation also pays:

(i) to foreign lenders a fronting fee of 0.25% per annum on the aggregate principal amount of specified Local Loans (which fee is retained by foreign lenders out of the portion of the Applicable Margin payable to such foreign lender);

(ii) to foreign lenders an administrative fee of 0.25% per annum on the aggregate principal amount of specified Local Loans;

(iii) to the multi-currency lenders a letter of credit commission equal to the product of (a) the Applicable Margin for revolving credit loans that are Eurodollar Rate loans (adjusted for the term that the letter of credit is outstanding) and (b) the aggregate undrawn face amount of letters of credit; and

(iv) to the issuing lender, a letter of credit fronting fee of 0.25% per annum of the aggregate undrawn face amount of letters of credit, which fee is a portion of the Applicable Margin.

As a result of the August 2013 Revolver Amendment, under certain circumstances, Products Corporation has the right to request that the Amended Revolving Credit Facility be increased by up to $100.0 million (compared to $60.0 million under the 2011 Revolving Credit Facility), provided that the lenders are not committed to provide any such increase.

Under certain circumstances, if and when the difference between (i) the borrowing base under the Amended Revolving Credit Facility and (ii) the amounts outstanding under the Amended Revolving Credit Facility is less than $20.0 million for a period of two consecutive days or more, and until such difference is equal to or greater than $20.0 million for a period of 30 consecutive business days, the Amended Revolving Credit Facility requires Products Corporation to maintain a consolidated fixed charge coverage ratio (the ratio of EBITDA minus Capital Expenditures to Cash Interest Expense for such period) of a minimum of 1.0 to 1.0.

As a result of the August 2013 Revolver Amendment, the Amended Revolving Credit Facility matures on the earlier of August 14, 2018 and the date that is 90 days prior to the earliest maturity date of any Term loans then outstanding under the Amended Term Loan Facility, but not earlier than June 16, 2016.

Amended Term Loan Facility

Under the Amended Term Loan Facility, Eurodollar Loans bear interest at the Eurodollar Rate plus 3.00% per annum (with the Eurodollar Rate not to be less than 1.00%) and Alternate Base Rate loans bear interest at the Alternate Base Rate plus 2.00% (with the Alternate Base Rate not to be less than 2.00%).

The term loans under the Amended Term Loan Facility are required to be prepaid with:

(i) the net cash proceeds in excess of $10 million for each 12-month period ending on March 31 received during such period from sales of Term Loan First Lien Collateral by Products Corporation or any of its subsidiary guarantors with carryover of unused annual basket amounts up to a maximum of $25 million and with respect to certain specified dispositions up to an additional $25 million in the aggregate (subject to a reinvestment right for 365 days, or 545 days if the Company has within such 365-day period entered into a legally binding commitment to invest such funds);

(ii) the net proceeds from the issuance by Products Corporation or any of its subsidiaries of certain additional debt; and

(iii) 50% of Products Corporation’s “excess cash flow” (as defined under the Amended Term Loan Agreement), commencing with excess cash flow for the 2013 fiscal year payable in the first 100 days of 2014.

The Amended Term Loan Facility contains a financial covenant limiting Products Corporation’s first lien senior secured leverage ratio (the ratio of Products Corporation’s senior secured debt that has a lien on the collateral which secures the Amended Term Loan Facility that is not junior or subordinated to the liens securing the Amended Term Loan Facility (excluding debt outstanding under the Amended Revolving Credit Facility)) to EBITDA, as each such term is defined in the Amended Term Loan Facility, to no more than 4.25 to 1.0 (pursuant to the August 2013 Term Loan Amendments) for each period of four consecutive fiscal quarters ending during the period from June 30, 2011 to the maturity date of the Amended Term Loan Facility.

The 2011 Term Loan under the Amended Term Loan Facility matures on November 19, 2017. The Acquisition Term Loans under the Amended Term Loan Facility will have the same terms as the 2011 Term Loans, except that: (i) they will mature on the sixth anniversary of the closing of the Acquisition Term Loans (or October 8, 2019); (ii) they will be subject to a 1% premium in connection with any repayment or amendment that results in a repricing of the Acquisition Term Loans occurring within six months after the consummation of the Colomer Acquisition; and (iii) they will amortize on March 31, June 30, September 30 and December 31 of each year, beginning with the last day of the first full fiscal quarter after the consummation of the Colomer Acquisition, in an amount equal to 0.25% of the aggregate principal amount of such Acquisition Term Loans.

Provisions Applicable to the Amended Term Loan Facility and the Amended Revolving Credit Facility

The Amended Term Loan Agreement and the Amended Revolving Credit Agreement are supported by, among other things, guarantees from Revlon, Inc. and, subject to certain limited exceptions, Products Corporation’s domestic subsidiaries. Products Corporation’s obligations under the Amended Term Loan Agreement and the Amended Revolving Credit Agreement and the obligations under such guarantees are secured by, subject to certain limited exceptions, substantially all of Products Corporation’s assets and the assets of the guarantors, including:

(i) a mortgage on owned real property, including Products Corporation’s facility in Oxford, North Carolina;

(ii) Products Corporation’s capital stock and the capital stock of the subsidiary guarantors and 66% of the voting capital stock and 100% of the non-voting capital stock of Products Corporation’s and the subsidiary guarantors’ first-tier, non-U.S. subsidiaries;

(iii) Products Corporation’s and the subsidiary guarantors’ intellectual property and other intangible property; and

(iv) Products Corporation’s and the subsidiary guarantors’ inventory, accounts receivable, equipment, investment property and deposit accounts.

The liens on, among other things, inventory, accounts receivable, deposit accounts, investment property (other than Products Corporation’s capital stock and the capital stock of Products Corporation’s subsidiaries), real property, equipment, fixtures and certain intangible property secure the Amended Revolving Credit Facility on a first priority basis and the Amended Term Loan Facility on a second priority basis. The liens on Products Corporation’s capital stock and the capital stock of Products Corporation’s subsidiaries and intellectual property and certain other intangible property secure the Amended Term Loan Facility on a first priority basis and the Amended Revolving Credit Facility on a second priority basis. Such arrangements are set forth in the Third Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of March 11, 2010, by and among Products Corporation and Citicorp USA, Inc., as administrative agent and as collateral agent for the benefit of the secured parties for the Amended Term Loan Facility and Amended Revolving Credit Facility (the “2010 Intercreditor Agreement”). The 2010 Intercreditor Agreement also provides that the liens referred to above may be shared from time to time, subject to certain limitations, with specified types of other obligations incurred or guaranteed by Products Corporation, such as foreign exchange and interest rate hedging obligations and foreign working capital lines.

The Amended Term Loan Agreement and the Amended Revolving Credit Agreement contain various restrictive covenants prohibiting Products Corporation and its subsidiaries from:

(i) incurring additional indebtedness or guarantees, with certain exceptions;

(ii) making dividend and other payments or loans to Revlon, Inc. or other affiliates, with certain exceptions, including among others:

(a) exceptions permitting Products Corporation to pay dividends or make other payments to Revlon, Inc. to enable it to, among other things, pay expenses incidental to being a public holding company, including, among other things, professional fees such as legal, accounting and insurance fees, regulatory fees, such as SEC filing fees and NYSE listing fees, and other expenses related to being a public holding company;

(b) subject to certain circumstances, to finance the purchase by Revlon, Inc. of its Class A Common Stock in connection with the delivery of such Class A Common Stock to grantees under the Third Amended and Restated Revlon Stock Plan and/or the payment of withholding taxes in connection with the vesting of restricted stock awards under such plan;

(c) subject to certain limitations, to pay dividends or make other payments to finance the purchase, redemption or other retirement for value by Revlon, Inc. of stock or other equity interests or equivalents in Revlon, Inc. held by any current or former director, employee or consultant in his or her capacity as such; and

(d) subject to certain limitations, to make other restricted payments to Products Corporation’s affiliates in an amount up to $10 million per year (plus $10 million for each calendar year commencing with 2011), other restricted payments in an aggregate amount not to exceed $35 million and certain other restricted payments, including without limitation those based upon certain financial tests;

(iii) creating liens or other encumbrances on Products Corporation’s or its subsidiaries’ assets or revenues, granting negative pledges or selling or transferring any of Products Corporation’s or its subsidiaries’ assets, all subject to certain limited exceptions;

(iv) with certain exceptions, engaging in merger or acquisition transactions;

(v) prepaying indebtedness and modifying the terms of certain indebtedness and specified material contractual obligations, subject to certain exceptions;

(vi) making investments, subject to certain exceptions; and

(vii) entering into transactions with Products Corporation’s affiliates involving aggregate payments or consideration in excess of $10 million other than upon terms that are not materially less favorable when taken as a whole to Products Corporation or its subsidiaries as terms that would be obtainable at the time for a comparable transaction or series of similar transactions in arm’s length dealings with an unrelated third person and where such payments or consideration exceed $20 million, unless such transaction has been approved by all of Products Corporation’s independent directors, subject to certain exceptions.

The events of default under each of the Amended Term Loan Agreement and the Amended Revolving Credit Agreement include customary events of default for such types of agreements, including, among others:

(i) nonpayment of any principal, interest or other fees when due, subject in the case of interest and fees to a grace period;

(ii) non-compliance with the covenants in the Amended Term Loan Agreement, the Amended Revolving Credit Agreement or the ancillary security documents, subject in certain instances to grace periods;

(iii) the institution of any bankruptcy, insolvency or similar proceedings by or against Products Corporation, any of its subsidiaries or Revlon, Inc., subject in certain instances to grace periods;

(iv) default by Revlon, Inc. or any of its subsidiaries (A) in the payment of certain indebtedness when due (whether at maturity or by acceleration) in excess of $50.0 million in aggregate principal amount or (B) in the observance or performance of any other agreement or condition relating to such debt, provided that the amount of debt involved is in excess of $50.0 million in aggregate principal amount, or the occurrence of any other event, the effect of which default referred to in this subclause (iv) is to cause or permit the holders of such debt to cause the acceleration of payment of such debt;

(v) in the case of the Amended Term Loan Facility, a cross default under the Amended Revolving Credit Facility, and in the case of the Amended Revolving Credit Facility, a cross default under the Amended Term Loan Facility;

(vi) the failure by Products Corporation, certain of Products Corporation’s subsidiaries or Revlon, Inc. to pay certain material judgments;

(vii) a change of control such that (A) Revlon, Inc. shall cease to be the beneficial and record owner of 100% of Products Corporation’s capital stock, (B) Ronald O. Perelman (or his estate, heirs, executors, administrator or other personal representative) and his or their controlled affiliates shall cease to “control” Products Corporation, and any other person or group of persons owns, directly or indirectly, more than 35% of Products Corporation’s total voting power, (C) any person or group of persons other than Ronald O. Perelman (or his estate, heirs, executors, administrator or other personal representative) and his or their controlled affiliates shall “control” Products Corporation or (D) during any period of two consecutive years, the directors serving on Products Corporation’s Board of Directors at the beginning of such period (or other directors nominated by at least a majority of such continuing directors) shall cease to be a majority of the directors;

(viii) Revlon, Inc. shall have any meaningful assets or indebtedness or shall conduct any meaningful business other than its ownership of Products Corporation and such activities as are customary for a publicly traded holding company which is not itself an operating company, in each case subject to limited exceptions; and

(ix) the failure of certain affiliates which hold Products Corporation’s or its subsidiaries’ indebtedness to be party to a valid and enforceable agreement prohibiting such affiliate from demanding or retaining payments in respect of such indebtedness, subject to certain exceptions, including as to Products Corporation’s Amended and Restated Senior Subordinated Term Loan.

If Products Corporation is in default under the senior secured leverage ratio under the Amended Term Loan Facility or the consolidated fixed charge coverage ratio under the Amended Revolving Credit Agreement, Products Corporation may cure such default by issuing certain equity securities to, or receiving capital contributions from, Revlon, Inc. and applying such cash which is deemed to increase EBITDA for the purpose of calculating the applicable ratio. Products Corporation may exercise this cure right two times in any four-quarter period.

2013 Senior Notes Refinancing

On February 8, 2013, Products Corporation completed its offering (the “2013 Senior Notes Refinancing”), pursuant to an exemption from registration under the Securities Act of 1933 (as amended, the “Securities Act”), of $500.0 million aggregate principal amount of the 5 3/4% Senior Notes. The 5 3/4% Senior Notes are unsecured and were issued to investors at par. The 5 3/4% Senior Notes mature on February 15, 2021. Interest on the 5 3/4% Senior Notes accrues at 5 3/4% per annum, paid every six months on February 15th and August 15th, with the first interest payment due on August 15, 2013 (subject to the payment of certain additional interest referred to below under “Registration Rights”).

The 5 3/4% Senior Notes were issued pursuant to an indenture (the “5 3/4% Senior Notes Indenture”), dated as of February 8, 2013 (the “Closing Date”), by and among Products Corporation, Products Corporation’s domestic subsidiaries (the “Guarantors”), which also currently guarantee Products Corporation’s Amended Term Loan Facility and Amended Revolving Credit Facility, and U.S. Bank National Association, as trustee. The Guarantors issued guarantees (the “Guarantees”) of Products Corporation’s obligations under the 5 3/4% Senior Notes and the 5 3/4% Senior Notes Indenture on a joint and several, senior unsecured basis.

Products Corporation used a portion of the $491.2 million of net proceeds from the issuance of the 5 3/4% Senior Notes (net of underwriters’ fees) to repay and redeem all of the $330 million outstanding aggregate principal amount of its 9 3/4% Senior Secured Notes, as well as to pay $8.6 million of accrued interest. Products Corporation incurred an aggregate of $19.3 million of fees for the applicable redemption and tender offer premiums, related fees and expenses in connection with redemption and repayment of the 9 3/4% Senior Secured Notes and other fees and expenses in connection with the issuance of the 5 3/4% Senior Notes. Products Corporation used a portion of the remaining proceeds from the issuance of the 5 3/4% Senior Notes, together with existing cash, to pay approximately $113.0 million of principal on its 2011 Term Loan in conjunction with the February 2013 Term Loan Amendments. Products Corporation used the remaining balance available from the issuance of the 5 3/4% Senior Notes for general corporate purposes, including, without limitation, debt reduction transactions, such as repaying to Revlon, Inc. at maturity on October 8, 2013 the Contributed Loan.

In connection with these refinancing transactions, the Company capitalized $10.5 million of fees and expenses incurred related to the issuance of the 5 3/4% Senior Notes, which is being amortized over the term of such notes using the effective interest method. The Company also recognized a loss on the early extinguishment of debt of $25.4 million during the first nine months of 2013, comprised of $17.6 million of redemption and tender offer premiums, as well as fees and expenses which were expensed as incurred in connection with the redemption and repayment of the 9 3/4% Senior Secured Notes, as well as the write-off of $7.8 million of unamortized debt discount and deferred financing costs associated with the 9 3/4% Senior Secured Notes.

Ranking

The 5 3/4% Senior Notes are Products Corporation’s unsubordinated, unsecured obligations and rank senior in right of payment to any future subordinated obligations of Products Corporation and rank pari passu in right of payment with all existing and future senior debt of Products Corporation. Similarly, each Guarantee is the relevant Guarantor’s joint and several, unsubordinated and unsecured obligation and ranks senior in right of payment to any future subordinated obligations of such Guarantor and ranks pari passu in right of payment with all existing and future senior debt of such Guarantor.

The 5 3/4% Senior Notes and the Guarantees rank effectively junior to Products Corporation’s Amended Term Loan Facility and Amended Revolving Credit Facility, which are secured, as well as indebtedness and preferred stock of Products Corporation’s foreign and immaterial subsidiaries (the “Non-Guarantor Subsidiaries”), none of which guarantee the 5 3/4% Senior Notes.

Optional Redemption

On and after February 15, 2016, the 5 3/4% Senior Notes may be redeemed at Products Corporation’s option, at any time as a whole, or from time to time in part, at the following redemption prices (expressed as percentages of principal amount), plus accrued interest to the date of redemption, if redeemed during the 12-month period beginning on February 15th of the years indicated below:

Year	Percentage
2016	104.313%
2017	102.875%
2018	101.438%
2019 and thereafter	100.000%

Products Corporation may redeem the 5 3/4% Senior Notes at its option at any time or from time to time prior to February 15, 2016, as a whole or in part, at a redemption price per 5 3/4% Senior Note equal to the sum of (1) the then outstanding principal amount thereof, plus (2) accrued and unpaid interest (if any) to the date of redemption, plus (3) the applicable premium based on the applicable treasury rate plus 75 basis points.

Prior to February 15, 2016, Products Corporation may, from time to time, redeem up to 35% of the aggregate principal amount of the 5 3/4% Senior Notes and any additional notes with, and to the extent Products Corporation actually receives, the net proceeds of one or more equity offerings from time to time, at 105.75% of the principal amount thereof, plus accrued interest to the date of redemption.

Change of Control

Upon the occurrence of specified change of control events, Products Corporation is required to make an offer to purchase all of the 5 3/4% Senior Notes at a purchase price of 101% of the outstanding principal amount of the 5 3/4% Senior Notes as of the date of any such repurchase, plus accrued and unpaid interest to the date of repurchase.

Certain Covenants

The 5 3/4% Senior Notes Indenture limits Products Corporation’s and the Guarantors’ ability, and the ability of certain other subsidiaries, to:

•	incur or guarantee additional indebtedness (“Limitation on Debt”);

•	pay dividends, make repayments on indebtedness that is subordinated in right of payment to the 5 3/4% Senior Notes and make other “restricted payments” (“Limitation on Restricted Payments”);

•	make certain investments;

•	create liens on their assets to secure debt;

•	enter into transactions with affiliates;

•	merge, consolidate or amalgamate with another company (“Successor Company”);

•	transfer and sell assets (“Limitation on Asset Sales”); and

•	permit restrictions on the payment of dividends by Products Corporation’s subsidiaries (“Limitation on Dividends from Subsidiaries”).

These covenants are subject to important qualifications and exceptions. The 5 3/4% Senior Notes Indenture also contains customary affirmative covenants and events of default.

In addition, if during any period of time the 5 3/4% Senior Notes receive investment grade ratings from both Standard & Poor’s and Moody’s Investors Services, Inc. and no default or event of default has occurred and is continuing under the 5 3/4% Senior Notes Indenture, Products Corporation and its subsidiaries will not be subject to the covenants on Limitation on Debt, Limitation on Restricted Payments, Limitation on Asset Sales, Limitation on Dividends from Subsidiaries and certain provisions of the Successor Company covenant.

Registration Rights

On the Closing Date, Products Corporation, the Guarantors and the representatives of the initial purchasers of the 5 3/4% Senior Notes entered into a Registration Rights Agreement, pursuant to which Products Corporation and the Guarantors agreed with the representatives of the initial purchasers, for the benefit of the holders of the 5 3/4% Senior Notes, that Products Corporation will, at its cost, among other things: (i) file a registration statement with respect to the 5 3/4% Senior Notes within 150 days after the Closing Date to be used in connection with the exchange of the 5 3/4% Senior Notes and related guarantees for publicly registered notes and related guarantees with substantially identical terms in all material respects (except for the transfer restrictions relating to the 5 3/4% Senior Notes and interest rate increases as described below); (ii) use its reasonable best efforts to cause the applicable registration statement to become effective under the Securities Act within 210 days after the Closing Date; and (iii) use its reasonable best efforts to effect an exchange offer of the 5 3/4% Senior Notes and the related guarantees for registered notes and related guarantees within 270 days after the Closing Date. In addition, under certain circumstances, Products Corporation may be required to file a shelf registration statement to cover resales of the 5 3/4% Senior Notes. If Products Corporation fails to satisfy such obligations, it will be obligated to pay additional interest to each holder of the 5 3/4% Senior Notes that are subject to transfer restrictions, with respect to the first 90-day period immediately following any such failure, at a rate of 0.25% per annum on the principal amount of the 5 3/4% Senior Notes that are subject to transfer restrictions held by such holder. The amount of additional interest will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all registration requirements have been satisfied, up to a maximum amount of additional interest of 0.50% per annum on the principal amount of the 5 3/4% Senior Notes that are subject to transfer restrictions. Pursuant to the Registration Agreement, in May 2013 Products Corporation filed a registration statement, and filed amended registration statements in June and July 2013, with the SEC that, when such statement becomes effective, will permit holders of the 5 3/4% Senior Notes to exchange such notes for new notes that will have substantially identical terms to the 5 3/4% Senior Notes, except that (1) the new notes and the related guarantees will be registered with the SEC under the Securities Act, and (2) the transfer restrictions and registration rights currently applicable to the 5 3/4% Senior Notes would no longer apply to the new notes.

The registration statement for the 5 3/4% Senior Notes has not been declared effective by the SEC due to the requirements to include certain financial information regarding Colomer, on a historical and pro forma basis, in the registration statement. Such financial information was not available for inclusion in the registration statement within the time frame required under the Registration Rights Agreement for the registration statement to be declared effective, thereby requiring the payment of additional interest on the 5 3/4% Senior Notes as described above. Accordingly, the Company has accrued $0.3 million of additional interest as of September 30, 2013 with respect to and including the first 90-day period pursuant to the provisions of the Registration Rights Agreement described above, which period began on September 6, 2013.

Covenants

Products Corporation was in compliance with all applicable covenants under the Amended Term Loan Agreement and the Amended Revolving Credit Agreement as of September 30, 2013. At September 30, 2013, the aggregate principal amount outstanding under the 2011 Term Loan was $675.0 million and availability under the $140.0 million Amended Revolving Credit Facility, based upon the calculated borrowing base less $9.8 million of outstanding undrawn letters of credit and nil then drawn on the Amended Revolving Credit Facility, was $130.2 million.

Products Corporation was in compliance with all applicable covenants under its 5 3/4% Senior Notes Indenture as of September 30, 2013 and its 9 3/4% Senior Secured Notes Indenture as of December 31, 2012.